                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                AMENDMENT NO. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 1997



                    LABORATORY SPECIALISTS OF AMERICA, INC.
            (Exact name of registrant as specified in its charter)


       OKLAHOMA                         0-24988                   73-145065
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


          101 PARK AVENUE, SUITE 810
            OKLAHOMA CITY, OKLAHOMA                            73102
     (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code:  (405) 232-9800

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS AND EXHIBITS.

     The response to this portion of Item 7 is submitted in a separate section of this report on page F-2 through F-8.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     The response to this portion of Item 7 is submitted in a separate section of this report on page F-9 through F-14.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LABORATORY SPECIALISTS
                                         OF AMERICA, INC.
                                               (Registrant)



                                         By: /s/JOHN SIMONELLI
                                             --------------------------
                                                John Simonelli
                                                Chief Executive Officer


Date: May 9, 1997

                    LABORATORY SPECIALISTS OF AMERICA, INC.

                        FORENSIC DRUG TESTING DIVISION
                         PATHOLOGY LABORATORIES, LTD.

                         STATEMENTS OF NET ASSETS AND
         STATEMENTS OF DIVISIONAL OPERATIONS AND DIVISIONAL CASH FLOWS
           AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                      TOGETHER WITH REPORT OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

           LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES

                       UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL STATEMENTS
                AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1996

                                     INDEX
                                                                            Page
                                                                            ----
FORENSIC DRUG TESTING DIVISION OF PATHOLOGY LABORATORIES, LTD.:

   Report of Independent Public Accountants..............................    F-2
   Statements of Net Assets as of  December 31, 1996.....................    F-3
   Statements of Divisional Operations for the Years Ended
     December 31, 1996 and 1995..........................................    F-4
   Statements of Divisional Cash Flows for the Years Ended
     December 31, 1996 and 1995..........................................    F-5
   Notes to Divisional Financial Statements for the Years
     Ended December 31, 1996 and 1995....................................    F-6

LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES:

   Unaudited Pro Forma Consolidated Balance Sheet as of
     December 31, 1996...................................................    F-9
   Unaudited Pro Forma Condensed Consolidated Statement of
     Income for the Year Ended December 31, 1996.........................   F-11
   Notes to Unaudited Pro Forma Consolidated Financial Statements........   F-12

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Pathology Laboratories, Ltd.:

We have audited the accompanying statements of net assets of the Forensic Drug Testing Division (the "Division") of Pathology Laboratories, Ltd. (the "Company") as of December 31, 1996 and 1995, and the related statements of divisional operations and divisional cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Forensic Drug Testing Division of Pathology Laboratories, Ltd., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As more fully disclosed in Note 1a, the accompanying financial statements have been prepared from the separate records of the Forensic Drug Testing Division of Pathology Laboratories, Ltd. and may not necessarily be indicative of the conditions that would have existed or the results of operations that would have occurred had the Division been operated as an unaffiliated company.

Deloitte & Touche LLP
March 7, 1997

                        FORENSIC DRUG TESTING DIVISION
                         PATHOLOGY LABORATORIES, LTD.

                           STATEMENTS OF NET ASSETS
                          DECEMBER 31, 1996 AND 1995




                                                             1996     1995
                                                           -------- --------
                             ASSETS
                             ------
CURRENT ASSETS:
  Cash and cash equivalents ...........................   $    ---  $    ---
  Accounts receivable (net of allowance
    for doubtful accounts of approximately
    $43,000 in 1996 and $46,000 in 1995)...............    333,385   322,590
                                                          --------  --------

        Total current assets...........................    333,385   322,590
                                                          --------  --------

PROPERTY AND EQUIPMENT, net............................    163,455   158,519

OTHER ASSETS:
  Excess of cost over net assets of business acquired,
    net of accumulated amortization of approximately
    $14,000 in 1996 and $9,000 in 1995..................    55,284    59,891
  Non-compete agreements, net of accumulated
    amortization of approximately $9,000 in
    1996 and $6,000 in 1995.............................     6,000     9,000
                                                          --------  --------

TOTAL ASSETS............................................   558,124   550,000
                                                          --------  --------

CURRENT LIABILITIES--
  Current maturities on equipment note and lease
    obligations.........................................    63,375    74,999
                                                          --------  --------

EQUIPMENT NOTE AND LEASE
  OBLIGATIONS, less current maturities..................    33,314    41,872
                                                          --------  --------

TOTAL LIABILITIES.......................................    96,689   116,871
                                                          --------  --------

COMMITMENTS AND CONTINGENCY

NET ASSETS..............................................  $461,435  $433,129
                                                          ========  ========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        FORENSIC DRUG TESTING DIVISION
                         PATHOLOGY LABORATORIES, LTD.

                      STATEMENTS OF DIVISIONAL OPERATIONS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                         1996         1995
                                                      -----------  -----------

LAB REVENUE..........................................  $3,238,460   $2,937,598

DIRECT OPERATING EXPENSES
  Salaries and employee benefits.....................     622,736      633,078
  Supply Costs.......................................     956,144      845,191
  Professional fees..................................     173,669      177,779
  Equipment expenses.................................     152,965      171,272
  Communications, postage and couriers expenses......      77,237       95,150
  Depreciation and amortization expense..............      83,045      110,132
  Other expenses.....................................      97,285       84,165
                                                       ----------   ----------

        Total direct operating expenses..............   2,163,081    2,116,767
                                                       ----------   ----------

INDIRECT COST ALLOCATIONS
  Transportation, general and administrative.........   1,268,167    1,157,226
  Interest expense...................................      21,924       31,476
                                                       ----------   ----------

         Total indirect cost allocations.............   1,290,091    1,188,702
                                                       ----------   ----------

LOSS BEFORE INCOME TAX BENEFIT.......................    (214,712)    (367,871)

INCOME TAX BENEFIT...................................      80,088      137,216
                                                       ----------   ----------

NET LOSS.............................................  $ (134,624)  $ (230,655)
                                                       ==========   ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        FORENSIC DRUG TESTING DIVISION
                        PATHOLOGY LABORATORIES, LTD.

                      STATEMENTS OF DIVISIONAL CASH FLOWS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                       1996        1995
                                                                    ----------  ----------

OPERATING ACTIVITIES:
  Net loss.......................................................   $(134,624)  $(230,655)
  Adjustments to reconcile net loss to net cash provided
    (used in) operating activities:
      Depreciation and amortization..............................      83,045     110,132
      Provision for doubtful accounts............................      12,057       4,347
      Changes in operating assets and liabilities--
        Increase in accounts receivable..........................     (22,852)    (21,127)
                                                                    ---------   ---------

        Net cash used in operating activities....................     (62,374)   (137,303)
                                                                    ---------   ---------

INVESTING ACTIVITIES:
  Property and equipment purchased...............................     (17,374)    (23,074)
  Proceeds from sale of property and equipment...................          --      41,977
                                                                    ---------   ---------

        Net cash (used in) provided by investing activities......     (17,374)     18,903
                                                                    ---------   ---------

FINANCING ACTIVITIES:
  Contributions from Pathology...................................     134,624     230,655
  Proceeds from long-term debt...................................          --     160,000
  Repayments of long-term debt and capitalized lease obligations.     (83,182)   (149,135)
                                                                    ---------   ---------

        Net cash provided by financing activities................      51,442     241,520
                                                                    ---------   ---------

NET (INCREASE) DECREASE IN NET ASSETS............................   $ (28,306)  $ 123,120
                                                                    =========   =========

SUPPLEMENTAL DISCLOSURES
  Non-cash activity -- equipment purchase through
    lease obligation.............................................   $  63,000   $      --
                                                                    =========   =========

  Interest paid..................................................   $   7,400   $  14,500
                                                                    =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        FORENSIC DRUG TESTING DIVISION
                        PATHOLOGY LABORATORIES, LTD.

                   NOTES TO DIVISIONAL FINANCIAL STATEMENTS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

1.   SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BUSINESS -- Pathology Laboratories, Ltd. ("the Company") was incorporated on September 26, 1972 for the purpose of establishing and maintaining medical and industrial testing laboratories and presently provides clinical and pathological laboratory testing services in the Southeastern United States. The Company conducts the majority of its business under the name of Puckett Laboratory, which was originally founded in 1955.

     Effective January 31, 1997, the Company sold the customer base and certain assets of its Forensic Drug Testing Division to Laboratory Specialists of America, Inc. ("LSAI") for cash and notes approximating $3,200,000.

     A. BASIS OF PRESENTATION AND USE OF ESTIMATES -- The accompanying statements of net assets and the related statements of divisional operations and divisional cash flows have been prepared using the December 31, 1996 and 1995 account balances and the related revenues and expenses for the years then ended which relate to the Forensic Drug Testing Division of the Company.

          The results of operations include all operating activities directly related to the Forensic Drug Testing Division and indirect cost allocations of all transportation, general and administrative, and interest expense. These indirect expenses were allocated pro-rata to the divisional results of operations based upon the ratio of revenues of the Forensic Drug Testing Division to total revenues of all of the Company's various revenue producing divisions.

          The results of operations reported herein are not necessarily indicative of results that would have been obtained had the division operated as an independent entity for the years presented.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     B. CASH AND CASH EQUIVALENTS -- The Company utilizes a common cash account for all operating divisions. Accordingly, these divisional financial statements do no present any cash or cash equivalents for any period presented.

     C. ACCOUNTS RECEIVABLE AND REVENUE RECOGNITION -- Sales and accounts receivable are recorded upon completion of rendered services or the related procedures based upon the estimated amounts realizable from third party payors.

          The Company maintains an allowance for doubtful accounts to reflect amounts deemed uncollectible.

     D. PROPERTY AND EQUIPMENT -- Property and equipment are stated at cost. Major additions and betterments are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed. Depreciation of property and equipment is provided using both straight-line and accelerated methods over the estimated useful lives of the related assets which range from five to ten years.

     E. INTANGIBLE ASSETS -- Intangible assets consist of non-compete agreements and the excess of cost over net assets of businesses acquired related to the Forensic Drug Testing Division resulting principally from business acquisitions consummated in 1994 and 1993. The costs are being amortized by the straight-line basis over periods ranging from five to fifteen years.

     F. INCOME TAXES -- The benefit for income taxes is allocated to the divisional financial statements based upon the Company's effective rate of 37.3%. This benefit and any applicable deferred tax liabilities and assets are included in the net assets of the division.

     G. EMPLOYEE BENEFIT PLANS -- The Company has a 401(k) profit-sharing plan which covers substantially all full-time employees. Matching contributions by the Company to the plan are based upon the Board of Director discretion. Allocated contributions based upon the personnel involved with the Forensic Drug Testing Division approximated $400 in 1996 and 1995.

2.   BUSINESS DISPOSITION

     Effective January 31, 1997, the Company entered into an agreement to sell its forensic drug testing customer base and certain related operating assets of LSAI for cash and a note estimated to approximate $3,200,000. In connection therewith, LSAI assumed the obligations under a lease agreement.

     The aggregate principal amount of the notes (estimated to approximate $1,600,000) is subject to adjustment in the event revenues from forensic drug testing within the first year after closing are greater or lesser than a predefined level as specified in the agreement.

3.   PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following:

                                                            1996      1995
                                                          --------  --------
       Technical equipment.....................           $127,000  $113,560
       Computer equipment......................            131,804    82,126
       Furniture and fixtures..................             95,210    94,685
       Vehicles................................             83,830    67,099
                                                          --------  --------

                                                           437,844   357,470

       Less accumulated depreciation...........            274,389   198,951
                                                          --------  --------

       Property and equipment, net.............           $163,455  $158,519
                                                          ========  ========

4.   EQUIPMENT NOTE AND LEASE OBLIGATIONS

     The Company's Forensic Drug Testing Division was obligated under various equipment note and capital lease obligations for computer and technical equipment as follows:

                                                                 1996      1995
                                                               -------  --------
7.75% note payable to a bank, in monthly installments of
  $906, including interest, with the final payment due
  January, 1997, and collateralized by computer equipment..... $   900  $ 10,969


10% note payable to a company, in monthly installments of
  $10,065, including interest, with the final payment due
  July, 1997, and collateralized by laboratory equipment......  46,632   105,902

Capital lease, payable to a company in monthly installments
  of $1,753 with the final payment due on April 15, 2000......  49,157        --
                                                               -------  --------
        Total liabilities.....................................  96,689   116,871

Less current maturities.......................................  63,375    74,999
                                                               -------  --------

Total long debt............................................... $33,314  $ 41,872
                                                               =======  ========

     Aggregate future principal payments on these obligations, were as follows:

     Year ended December 31,

          1998......................................................  $ 63,375
          1999......................................................    15,843
          2000......................................................    17,471
                                                                      --------

                                                                      $ 96,689
                                                                      ========

5.   COMMITMENTS AND CONTINGENCY

     The Company's Forensic Drug Testing Division leases various laboratory facilities and certain equipment under noncancelable operating lease agreements. Rent expense relative to these and other cancelable lease arrangements approximated $110,000 in 1996 and $133,000 in 1995. Future lease payments under these agreements, all of which are scheduled to expire in 1997, approximate $51,000.

     In connection with a business acquisition of assets of the division consummated prior to 1994, the Company and seller entered into a referral agreement wherein the Company agreed to pay a royalty fee of 18% of gross revenues from customers retained and any new customers referred by the seller medical facility for a period of five years. This agreement expires in 1998. Fees paid approximated $170,000 in 1996 and $171,000 in 1995.

                                *  *  *  *  *  *

           LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1996                         (PAGE 1 OF 2)





                                                    LABORATORY      FORENSIC DRUG
                                                  SPECIALISTS OF   TESTING DIVISION
                                                  AMERICA, INC.      OF PATHOLOGY
                                                  --------------  LABORATORIES, LTD.
                                                   DECEMBER 31,   ------------------    PRO FORMA       PRO FORMA
                                                       1996       DECEMBER 31, 1996     ADJUSTMENTS      COMBINED
                                                  --------------  ------------------  ----------------  -----------
                                                                                           (NOTE 2)
                            ASSETS
                            ------

CURRENT ASSETS:
   Cash and cash equivalents..................        $  727,381            $     --    $       --      $   727,381
   Accounts receivable, net of allowances
      of $597,499 and $43,000, respectively...         1,696,744             333,385      (333,385)(a)    1,696,744
   Income tax refund receivable...............           312,664                  --            --          312,664
   Inventories................................            99,745                  --            --           99,745
   Prepaid expenses and other.................           146,859                  --            --          146,859
   Deferred tax asset.........................           211,078                  --            --          211,078
                                                      ----------            --------  ------------      -----------

               Total current assets...........         3,194,480             333,385      (333,385)       3,194,480
                                                      ----------            --------  ------------      -----------

PROPERTY, PLANT AND EQUIPMENT,
   net of accumulated depreciation of $900,948
   and $14,000, respectively..................         1,592,599             163,455      (163,455)(a)    1,592,599
                                                      ----------            --------  ------------      -----------

OTHER ASSETS:
   Goodwill, net of accumulated amortization
       of $171,355............................         2,663,850                  --            --        2,663,850
   Customer lists, net of accumulated
       amortization of $216,429...............         1,863,061                  --      2,600,000 (b)   4,463,061
  Excess of cost over net assets of business
    acquired, net of accumulated amortization
    of approximately $14,000..................                --              55,284       (55,284)(a)           --
  Non-compete agreements, net of accumulated
    amortization of approximately $9,000......                --               6,000        (6,000)(a)           --
   Deferred costs.............................            80,818                  --            --           80,818
                                                      ----------            --------  ------------      -----------

               Total other assets.............         4,607,729              61,284     2,538,716        7,207,729
                                                      ----------            --------  ------------      -----------

               Total assets...................        $9,394,808            $558,124    $2,041,876      $11,994,808
                                                      ==========            ========  ============      ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1996                      (PAGE 2 OF 2)

                                                        LABORATORY      FORENSIC DRUG
                                                      SPECIALISTS OF   TESTING DIVISION
                                                      AMERICA, INC.      OF PATHOLOGY
                                                      --------------  LABORATORIES, LTD.
                                                       DECEMBER 31,   ------------------     PRO FORMA       PRO FORMA
                                                           1996       DECEMBER 31, 1996     ADJUSTMENTS       COMBINED
                                                      --------------  ------------------  ----------------  -----------
                                                                                               (NOTE 2)



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
    Accounts payable..................................    $  521,705             $    --    $       --      $   521,705
    Accrued customer list costs.......................            --                  --       900,000 (c)      900,000
    Accrued payroll expenses..........................       300,103                  --            --          300,103
    Other accrued expenses............................        57,310                  --            --           57,310
    Short-term debt...................................       410,293                  --            --          410,293
    Current portion of long-term debt.................       118,085                  --            --          118,085
    Current maturities on equipment
        note and lease obligations....................            --              63,375       (63,375)(a)           --
    Obligations related to discontinued operation.....       784,272                  --            --          784,272
                                                          ----------    ----------------  ------------      -----------

               Total current liabilities..............     2,191,768              63,375       836,625        3,091,768
                                                          ----------    ----------------  ------------      -----------

LONG-TERM DEBT, net of current portion................     1,245,690                  --     1,700,000 (d)   2,945,690
EQUIPMENT NOTE AND LEASE
OBLIGATIONS, less current maturities.................             --              33,314       (33,314)(a)           --


DEFERRED INCOME TAXES.................................       307,100                  --            --          307,100
                                                          ----------    ----------------  ------------      -----------

              Total liabilities.......................     3,744,558              96,689     2,503,311        6,344,558
                                                          ----------    ----------------  ------------      -----------

STOCKHOLDERS' EQUITY:
    Common stock......................................         3,313                  --            --            3,313
    Paid in capital in excess of par, common stock....     5,366,027                  --            --        5,366,027
    Retained earnings.................................       280,910                  --            --          280,910
                                                          ----------    ----------------  ------------      -----------

               Total stockholders' equity.............     5,650,250                  --            --        5,650,250
                                                          ----------    ----------------  ------------      -----------

               Total liabilities and
                   stockholders' equity...............    $9,394,808       $96,689           $2,503,311      $11,994,808
                                                          ==========       =======          ============      ===========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                         FORENSIC DRUG
                                                       LABORATORY      TESTING DIVISION
                                                     SPECIALISTS OF      OF PATHOLOGY         PRO FORMA       PRO FORMA
                                                      AMERICA, INC.   LABORATORIES, LTD.     ADJUSTMENTS       COMBINED
                                                     ---------------  -------------------  ----------------  ------------
                                                                                                (NOTE 2)

REVENUES............................................     $8,726,799           $       --      $      --      $ 8,726,799
LAB REVENUES........................................             --            3,238,460       (678,460)(e)    2,560,000
                                                         ----------           ----------   ------------      -----------
    Total revenues..................................      8,726,799            3,238,460       (678,460)      11,286,799
                                                         ----------           ----------   ------------      -----------
                                                                                             (2,163,081)(f)
COST OF LABORATORY SERVICES.........................      3,816,114            2,163,081      1,126,400 (g)    4,942,514
                                                          ---------           ----------      ---------       ----------
    Gross profit....................................      4,910,685            1,075,379        358,221        6,344,285
                                                         ----------           ----------   ------------      -----------
OPERATING EXPENSES:
    Selling.........................................        601,945                   --         75,000(h)       676,945
    General and administrative......................      2,442,602                   --        250,000(i)
                                                                                                180,000(j)     2,872,602
    Depreciation and amortization...................        504,123                   --        173,333(k)       677,456
    Asset impairment................................        124,531                   --             --          124,531
                                                         ----------           ----------   ------------      -----------
        Total operating expenses....................      3,673,201                   --        678,333        4,351,534
                                                         ----------           ----------   ------------      -----------
INDIRECT COST ALLOCATIONS...........................             --            1,290,091     (1,290,091)(l)           --
                                                         ----------           ----------   ------------      -----------
OTHER INCOME (EXPENSE):
    Interest expense................................        (67,185)                  --       (148,750)(m)     (215,935)
    Interest income.................................         41,208                   --             --           41,208
    Other income....................................          4,169                   --             --            4,169
                                                         ----------           ----------   ------------      -----------
        Total other expense.........................        (21,808)                  --       (148,750)        (170,558)
                                                         ----------           ----------   ------------      -----------
        Income (loss) from continuing
            operations before income taxes..........      1,215,676             (214,712)       821,229        1,822,193
                                                                                                (80,088)(n)
INCOME TAX BENEFIT (EXPENSE)........................       (527,171)              80,088       (201,706)(o)     (728,877)
                                                         ----------           ----------       --------       ----------
        Income (loss) from continuing
            operations..............................        688,505             (134,624)       539,435        1,093,316
DISCONTINUED OPERATION:
    Loss from operations of discontinued clinical
         business, net of tax benefit of $257,905...       (500,636)                  --             --         (500,636)
    Loss on disposal of clinical business, net of
        tax benefit of $489,420.....................       (773,580)                  --             --         (773,580)
                                                         ----------           ----------   ------------      -----------
            Net loss................................     $ (585,711)          $ (134,624)     $ 459,347      $  (180,900)
                                                         ==========           ==========   ============      ===========
PRIMARY EARNINGS PER SHARE:
    Weighted average number of common
        shares outstanding..........................      3,316,198                                            3,316,198
                                                         ==========                                          ===========
    Continuing operations...........................     $      .21                                          $       .33
    Discontinued operation..........................           (.39)                                                (.38)
                                                         ----------                                          -----------
        Total.......................................     $     (.18)                                         $      (.05)
                                                         ==========                                          ===========
FULLY DILUTED EARNINGS PER SHARE:
    Weighted average number of common stock
        and common stock equivalents outstanding....      3,954,787                                            3,954,787
                                                         ==========                                          ===========
    Continuing operations...........................     $      .17                                          $       .28
    Discontinued operation..........................           (.32)                                                (.32)
                                                         ----------                                          -----------
        Total.......................................     $     (.15)                                         $      (.04)
                                                         ==========                                          ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            LABORATORY SPECIALISTS OF AMERICA, INC. AND SUBSIDIARY

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS FOR PRESENTATION:

     The pro forma balance sheet and statement of income present the pro forma effects of the acquisition on January 31, 1997, of certain intangible assets of Pathology Laboratories, Ltd. ("PLL"), constituting the Forensic Drug Testing Division of PLL, by Laboratory Specialists of America, Inc. (the "Company") pursuant to an Asset Purchase Agreement (the "Purchase Agreement"). PLL is a privately held corporation. The assets purchased included the forensic drug testing customer list of PLL and all contracts, contract rights and agreements, correspondence with the customers for which PLL has provided forensic drug testing services, and all assets owned by PLL used in connection with the PLL office in Greenville, South Carolina (the "PLL Asset Purchase"). The PLL Asset Purchase was accounted for using the purchase method of accounting.

     Pursuant to the Purchase Agreement, (i) the Company paid $1,600,000 at closing and (ii) the Company assumed the obligations of PLL under a certain lease, dated September 16, 1996, which requires monthly base rental payments of $2,083 and which expires on September 16, 1999. Furthermore, the Company is required to make four additional installment payments to PLL within 60 days following the end of each three month period during the 12 months ending January 31, 1998. These quarterly payments are based on gross revenues directly attributable to each customer comprising in part the customer base of PLL for the year ending January 31, 1998, exceeding $1,600,000. The gross revenues attributable to this customer base for the year ended December 31, 1996, were approximately $3,200,000. The initial purchase price of $1,600,000 was financed with additional long-term bank indebtedness. The Company consolidated the drug testing services with its current laboratory in March 1997.

     In connection with the PLL Asset Purchase, substantially all of the purchase price of the assets acquired was recorded as a customer list, an intangible asset, which will be amortized on a straight-line basis over 15 years, the estimated period that the Company believes it will be benefitted by the assets acquired pursuant to the PLL Asset Purchase. The carrying value and recoverability of the customer list will be periodically reviewed by management of the Company. If the facts and circumstances suggest that the customer list may be impaired, the carrying value of the customer list will be adjusted which will result in an immediate charge against income during the period of adjustment and/or the length of the remaining amortization period may be shortened which will result in an increase in the amount of amortization during the period of adjustment and each period thereafter until fully amortized. Once adjusted, there can be no assurance that there will not be further adjustments for impairment and recoverability in future periods of such intangible assets. Of the various factors to be considered by management of the Company in determining impairment of the customer list, the most significant will be (i) the loss of all or a portion of the PLL customer base acquired, (ii) losses from operations, (iii) developments within the drug and clinical testing industry, including the Company's inability to maintain PLL market share, development of forensic testing technologies, imposition of additional regulatory and certification requirements, and (iv) loss or suspension for an extended period of laboratory certification. In the event management of the Company determines that the customer list has become impaired, the adjustments for impairment and recoverability may occur during a period of operations in which the Company has sustained losses or has only marginal profitability from operations, and the impairment and/or increased amortization amount will either increase such losses from operations or reduce profitability.

     The accompanying unaudited pro forma financial statements are presented assuming the PLL Asset Purchase occurred or was consummated as of December 31, 1996, the date of the balance sheet, or on January 1, 1996, the first day of the year ended December 31, 1996, the period presented. The historical information presented for the Company as of and for the year ended December 31, 1996, is derived from the audited financial statements of the Company as of such date and for such period. The historical information presented for PLL as of and for the period ended December 31, 1996, is derived from the audited statements of net assets of the Forensic Drug Testing Division of PLL as of such date.

     The pro forma financial information presented in these unaudited pro forma financial statements is not necessarily indicative of the financial position or results of operations that would have been achieved had the operations been those of a single consolidated corporate entity. The results of operations presented in the unaudited pro forma statement of operations are not necessarily indicative of the consolidated results of future operations of the Company following consummation of the PLL Asset Purchase.

2.  ADJUSTMENTS:

     The accompanying unaudited pro forma consolidated financial statements have been adjusted to record and give effect to the PLL Asset Purchase as follows:

     (a) The elimination of assets and liabilities of the Forensic Drug Testing Division of PLL that were not acquired or assumed by the Company in connection with the PLL Asset Purchase;

     (b) The purchase of the assets of PLL and reflect the $2,600,000 increase in customer list, assuming a 20 percent reduction in revenues of the Forensic Drug Testing Division due to the transition and consolidation of the Forensic Drug Testing Division with and into the Company and the purchase price adjustment of the acquired PLL assets;

     (c) The $900,000 of accrued customer list costs representing the current liability for future purchase price payments based upon gross revenues of the Forensic Drug Testing Division of PLL assuming a 20 percent reduction in revenues of the Forensic Drug Testing Division due to the transition and consolidation of the Forensic Drug Testing Division with and into the Company and the purchase price adjustment of the acquired PLL assets;

     (d) The $1,700,000 long-term liability representing bank indebtedness which funded in part the $1,600,000 payment at closing and the transaction costs of the PLL Asset Purchase;

     (e) The $678,460 reduction in gross revenues of the Forensic Drug Testing Division of PLL representing an anticipated 20 percent loss of revenues due to the transition and consolidation of the forensic drug testing operations with and into those of the Company;

     (f) The elimination of $2,163,081 direct operating expenses of the Forensic Drug Testing Division of PLL (consisting of $622,736 of salaries and employee benefits, $956,144 of supply costs, $173,669 of professional fees, $152,965 of equipment expenses, $77,237 of communications, postage and couriers expenses, $83,045 of depreciation and amortization expense, and $97,285 of other expenses), which are reflected and included in the adjustment for the Company's cost of sales (see (g) below);

     (g) The $1,126,400 increase in the cost of sales attributable to the lab revenues of the Forensic Drug Testing Division of PLL, as adjusted, based upon the historical cost of sales of the Company as a percent of revenues, which for the fiscal year ended December 31, 1996, was 44 percent of revenues;

     (h) The increase of $75,000 in selling expenses due to the addition of a sales representative to maintain the acquired PLL forensic customer base;

     (i) The $250,000 estimated increase in general and administrative expenses of the Company associated with the acquired customer base and revenues of the Forensic Drug Testing Division of PLL;

     (j) The $180,000 estimated increase in general and administrative expenses associated with operation of the additional office in Greenville, South Carolina;

     (k) The $173,333 increase in amortization of the acquired customer list of PLL, based upon a purchase price of $2,600,000 of the acquired assets of PLL and the straight-line amortization of the purchase price over 15 years;

     (l) The $1,290,091 elimination of indirect cost allocations (consisting of $1,268,167 of transportation, general and administrative expenses which are reflected and included in the adjustment for cost of sales (see (g) above) and $21,924 of interest expense) of the Forensic Drug Testing Division of PLL;

     (m) The $148,750 increase in interest expense attributable to the $1,700,000 long-term bank indebtedness obtained in connection with PLL Asset Purchase, assuming an interest rate of 8.75 percent on the outstanding principal balance of the indebtedness;

     (n) The $80,088 elimination of the income tax benefit of the Forensic Drug Testing Division of PLL; and

     (o) The $201,706 increase in income taxes at the effective combined federal and state statutory rates applicable during the period presented.

3.   CUSTOMER LIST:

     The customer list acquired in connection with the PLL Asset Purchase will be amortized on a straight-line basis over 15 years. The Company continually evaluates whether events and circumstances have occurred that indicate the remaining estimated useful life of the customer list may warrant revision or that the remaining unamortized balance of the customer list may not be recoverable. When factors, such as operating losses, loss of customers, loss or suspension for an extended period of laboratory certification, or changes in the forensic drug testing industry, if present, indicate that goodwill or the customer list should be evaluated for possible impairment, the Company will use an estimate of the related undiscounted net income over the remaining life of the customer list in measuring whether the customer list is recoverable. Although management believes that the customer list will be recoverable over the amortization period, it is possible, due to a change in circumstances, that the carrying value of the customer list could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period.

4.   EARNINGS PER COMMON SHARE:

     Pro forma income per common share has been computed based upon the weighted average number of common shares outstanding during the year ended December 31, 1996.